SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2000



                        COMPUTER TASK GROUP, INCORPORATED
             (Exact name of registrant as specified in its charter)

    New York                         1-9410                     16-0912632
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 (State or other            (Commission File Number)         (IRS Employer
 jurisdiction of incorporation)                              Identification No.)

800 Delaware Avenue, Buffalo, NY                              14209
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (716) 882-8000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Matters

     (a) On March 31, 2000, the Registrant issued the press release that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

     (b)  Exhibits.

     99 - Press Release, dated March 31, 2000, issued by Computer Task Group, Incorporated.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMPUTER TASK GROUP, INCORPORATED
                                           (Registrant)

Date:    March 31, 2000                     By:   \S\ James R. Boldt
                                               --------------------------
                                                   James R. Boldt
                                                   Vice President and
                                                   Chief Financial Office

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